Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of AirSculpt Technologies, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

This annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2022	By:	/s/ Dr. Aaron Rollins
Dr. Aaron Rollins Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of AirSculpt Technologies, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

This annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2022	By:	/s/ Dennis Dean
Dennis Dean Chief Financial Officer